 Safe-Harbor StatementThis presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial projections, and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company’s outlook, financial performance or financial condition, strategic goals, growth strategy, international market expansion, acquisition strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, product development timeline, Emergency Use Authorization (EUA) and the timing of other regulatory approvals are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements, including the availability of funding and the exercise of options under our BioThrax and NuThrax contracts; appropriations for the procurement of our products; our ability to secure EUA pre-authorization approval and licensure of NuThrax from the U.S. Food and Drug Administration within the anticipated timeframe, if at all; availability of funding for our U.S. government grants and contracts; our ability to identify and acquire or in-license products or product candidates that satisfy our selection criteria; our ability to successfully integrate and develop the products or product candidates, programs, operations and personnel of any entities, businesses or products that we acquire, including our recently completed acquisitions of the ACAM2000 business from Sanofi and raxibacumab from GSK and the timing and receipt of required FDA approvals for actions contemplated in connection with our integration of these products; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods, if at all; our ability to utilize our manufacturing facilities and expand our capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations; the results of regulatory inspections; the outcome of the class action lawsuit filed against us and possible other future material legal proceedings; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements.Non-GAAP Financial Measures This presentation contains two financial measures (Adjusted Net Income and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business.The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.TrademarksBioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® [Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)], Anthrasil® (Anthrax Immune Globulin Intravenous [human]), NuThrax™ (anthrax vaccine adsorbed with CPG 7909 adjuvant), VIGIV [Vaccinia Immune Globulin Intravenous (Human)], Trobigard™ (atropine sulfate, obidoxime chloride), ACAM2000®, (Smallpox (Vaccinia) Vaccine, Live), raxibacumab, a fully human monoclonal antibody and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners.  Forward-Looking Statements / Non-GAAP Financial Measures / Trademarks

 Our mission is simple – To Protect and Enhance Life  As a global specialty life sciences company, Emergent is focused on providing specialty products for civilian and military populations that address accidental, intentional and naturally occurring public health threats

           C  B  R  N  E  CHEMICAL: Nerve agents, cyanide, chlorine, toxic industrial chemicalsBIOLOGICAL: Anthrax, smallpox, botulism, Ebola, other category A threats RADIOLOGICAL/NUCLEAR: Nuclear, radiological agentsEXPLOSIVE: Trauma, burn, wound care        E  I  D  EMERGING INFECTIOUS DISEASES: Pandemic influenza, Zika, Dengue, Marburg, gram-negative organisms, multi-drug resistant pathogens  Public Health Threats  Diverse and Growing Global Threat Landscape

   >10Pipeline Products      Revenue Growth  ($ Millions)    2012-2017  History of Solid Business & Financial Growth  13GLOBAL LOCATIONS  8MARKETEDPRODUCTS  4 PLATFORMSHyperimmunes Auto-injector AntiviralsAntibacterials  SERVICESDevelopment & CMO SERVICES (Bulk Manufacturing Aseptic Fill/Finish)   At a Glance      Net IncomeGrowth  ($ Millions)    Revenue Diversification($ Millions)  2012  2017E  $558  $278          BioThrax  Other Product Sales  Contract Manufacturing  C&G  51%  12%  13%  24%  78%  22%  Note: 2017 preliminary financial results shown in this presentation are only effective as of January 8, 2018, the date it was originally provided. 2017E values assume mid-point of range of estimated CY2017 financial results emergent
biosolutions®

Expanding Public Health Threats Markets



Growing, Well-Funded PHT Market

US Government Response

- Continued focus on preparedness
- Creating a sustainable enterprise to foster innovation

Maturing International Market

- Risk posed by state and non-state actors
- EC Directive and EU Joint Procurement Mechanism, NATO Supply Agreement

Dual-Market Opportunity

- Products that serve both government and commercial customers
- Vaccines, therapeutics, devices, detection and diagnostic systems

Globalization

- Rapid disease transmission (Pandemic Flu, Ebola, Zika)
- Antimicrobial resistance

~$13 Billion Per Year Since 2010
Total Annual US Funding for Health Security*

Source: Health Security. 2016 Sep-Oct; 14(5): 284-304

6

emergent biosolutions

Year-End 2020 Growth Plan Goals

Executing on Our 2020 Growth Plan



Total Revenue

$1B

>10% ex-US

Drivers:

- Accelerate organic growth
- Complete additional acquisitions
- Expand service offerings

Targeted Development

6 Products

In Advanced Development;

3 Dual-Market

Drivers:

- Advance existing portfolio
- Leverage platforms & technologies
- Focus on externally funded programs

Net Income Margin

>14%[1]

~30% EBITDA Margin

Drivers:

- Maintain Net R&D margin of <15% of net revenue[2]
- Attain SG&A margin of <25%

1 Reflects an estimated effective tax rate that includes the expected effects of the United States Tax Cuts and Jobs Act of 2017 on the company's 2017 income tax provision.
2 Net revenue is defined as total revenue less contracts and grants revenue.

7

emergent
biosolutions

Executing on Our 2020 Growth Plan



Roadmap to Achieving 2020 Growth Plan Goals

Focused Strategy

- Leverage & Expand Leadership Position
- Develop Innovative Products/Services
- Grow Through Acquisitions
- Expand Best/Only-In-Class MCMs
- Expand Into Dual Markets

Proven Core Competencies

- Government Relations & Contracting
- MCM Development
- Quality Manufacturing
- Business & Product Acquisitions
- Financial Discipline

Aligned Business Unit Structure

Vaccines & Anti-infectives | **Antibody Therapeutics** | **Devices** | **Contract Manufacturing**

Each Business Unit Possesses:

- Focused Leadership Teams
- Tailored Strategies & Plans
- Revenue-Generating Products/Services
- Unique Development Programs
- Distinctive Core Competencies
- Streamlined Operations

8

emergent biosolutions

Executing on Our 2020 Growth Plan



Expanding Our Leadership Position: Marketed Products

Anthrax



BioThrax® [Anthrax Vaccine Adsorbed]



Raxibacumab [Anthrax Monoclonal Antibody]



Anthrasil™ [Anthrax Immune Globulin Intravenous (Human)]

Smallpox



ACAM2000® [Smallpox (Vaccinia) Vaccine, Live]



VIGIV CNJ-016® [Vaccinia Immune Globulin Intravenous (Human)] (VIGIV)

Botulism



BAT® [Botulism Antitoxin Heptavalent (A, B, C, D, E, F, G) - (Equine)]

Nerve & Chemical Agents



TROBIGARD™ [Atropine Sulfate (2 mg)/Obidoxime chloride (220 mg)] Auto-injector*



RSDL® [Reactive Skin Decontamination Lotion Kit]

Established Leadership in Protecting Against Growing CBRNE and EID Threats

- **#1 vaccine provider** and **antibody provider** to the **Strategic National Stockpile (SNS)**
- **20-year history** of government contracts for development, procurement, stockpiling
- **5 only-in-class products licensed by the FDA** for their stated indications
- **20+ countries as customers and growing**

* Trobigard is not currently approved or cleared by the United States (US) Food and Drug Administration (FDA) or any similar regulatory body, and is only distributed to authorized government buyers for use outside the US. This product is not distributed in the US.

9

emergent
biosolutions®

Executing on Our 2020 Growth Plan



Developing Innovative Products: Current Pipeline

VACCINES & THERAPEUTICS	Platform	Threat	Partner	PRV Potential	Pre Clinical	CLINICAL PHASE I	CLINICAL PHASE II	CLINICAL PHASE III
NuThrax™ *Next generation anthrax vaccine*	Vaccine	Biological	HHS - BARDA	-				2019*
FLU-IGIV *Seasonal Influenza A therapeutic*	Hyperimmune	EID	-	-				2019*
ZIKA-IG** *Zika Virus therapeutic*	Hyperimmune	EID	-	✓		2018*		
ZIKV-VLA1601 *Zika vaccine*	Vaccine	EID	Valneva	✓		2018*		
UNI-FLU *Universal Flu vaccine*	Vaccine	EID	-	✓				
EBX-205 *Broad-spectrum antibiotic*	Antibacterial	EID	-	✓				
GC-072 *Burkholderia antibiotic*	Antibacterial	Biological	DoD - DTRA	-				
FILOV *Pan-Ebola and Sudan Virus therapeutic*	Monoclonal	Biological	-	✓				
EBI-001 *Pan-respiratory iminosugar antiviral*	Antiviral	EID	-	✓				

DEVICES	Platform	Threat	Partner	PRV Potential	Formative Studies	Registration Trials	Regulatory Application
PC2A *Other nerve agent APIs*	Auto-injector	Chemical	-	-			
D4 *2PAM/Atropine*	Auto-injector	Chemical	DoD - MCS	-			
SIAN *Stabilized Isoamyl Nitrite*	Intra-Nasal Spray Device	Chemical	HHS - BARDA/SwRI	-	2018		

*Target for First Subject Enrollment.
**Granted Fast Track Designation in December 2017 by the U.S. Food and Drug Administration.

10

emergent biosolutions

Executing on Our 2020 Growth Plan



Current CMO Services Offering

Experienced Contract Manufacturing Service Provider

- Producing or supporting manufacture of > 20 commercial products
- Contributed to development, production of > 200 clinical products
- Fill, finish, packaging – vials, syringes
- Product and stability testing services
- Inspected by FDA, EMA, MHRA, BMGS, ANVISA, PMDA, GCC

Government-Selected Solutions Provider: CIADM

- One of three in the U.S.
- Public-private partnership with BARDA
- Surge-capacity ready, infrastructure for biologics-based MCMs
- Flexible manufacturing addresses biological threats, EIDs

Marketed Services

- Diverse & Flexible cGMP Bulk Manufacturing
- Viral/Non-Viral Aseptic Fill/Finish
- Master/Working Cell and Virus Banks
- End-to-End Custom Manufacturing
- Process and Analytical Development
- Stability Testing

11

emergent biosolutions

Executing on Our 2020 Growth Plan



M&A as a Driver of Growth

Track Record of Successful M&A 2012-2017

Revenue Generators → Clinical-stage Candidates → Platform Technologies → Manufacturing Capabilities

Focus of Ongoing M&A Through 2020 & Beyond

Near-Term Revenue Contributors

- Revenue Generating/Accretive Opportunities
- Dual-Market Products
- Commercial Products that Leverage Capabilities

Long-Term Revenue Contributors

- R&D Primarily Funded by Governments, NGOs
- R&D with External Funding
- Unfunded R&D – Innovation Investments

12

2017 Performance Continued Trajectory Toward 2020 Goals

Executing on Our 2020 Growth Plan



Preliminary Unaudited Financial Results

Total Revenue:	$555M-$560M
Pre-Tax Income:	$113M-117M
GAAP Net Income:	$80M-$84M
Adjusted Net Income:	$92M-$96M
EBITDA:	$160M-$164M

Note: 2017 preliminary financial results shown in this presentation are only effective as of January 8, 2018, the date it was originally provided. Please see the appendix for non-GAAP reconciliation tables.

Selected Operational Accomplishments

- Completed two revenue-generating acquisitions
- Advanced NuThrax™ development to enable EUA filing in 2018
- Strengthened relationship with BARDA:
  - Awarded task order for VHF therapeutic
  - Awarded BioThrax® procurement contract
  - Secured contract modification to manufacture BAT
- Initiated clinical studies for therapeutics addressing EIDs
- Converted $240M of convertible debt; closed new credit facility with capacity up to $300M

13

Financial  Note: The guidance in this presentation is only effective as of the date it is originally provided, January 8, 2018. Please see the appendix for non-GAAP reconciliation tables.    Advance NuThraxTM to enable EUA 2018 filing    Complete ACAM2000® deliveries; establish multi-year follow-on contract    Execute an acquisition that will generate revenue within 12 months of closing  Operational    Increase pipeline to at least 4 product candidates in advanced development  2018 Outlook    Total Revenue: $715M-$755M    Net Income: $95M-$110M    Adjusted Net Income: $110M-$125M    EBITDA: $175M-$190M  Executing on Our 2020 Growth Plan    Deliver raxibacumab doses under currentcontract; advance tech transfer to our CIADM    Pre-Tax Income: $120M-$140M

 Growing global public health threat marketUniquely positioned with focused strategy, proven core competencies, and aligned business unit structure supporting market leadershipCommitment to domestic and international revenue growth and diversification, organically and through M&AAttractive pipeline driven by platform and innovative technologiesEstablished financial strength and discipline             Positioned for Value Creation Through 2020 and Beyond  Key Takeaways

 Corporate UpdateAppendixReconciliationTablesJanuary 9, 2018

 Reconciliation of Net Income to Adjusted Net Income  Reconciliation of Net Income to EBITDA   OLD DATA  Reconciliation Tables